UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2019

BrightView Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38579	46-4190788
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

980 Jolly Road

Blue Bell, Pennsylvania 19422

(484) 567 7204

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

401 Plymouth Road

Suite 500

Plymouth Meeting, Pennsylvania 19462-1646

(Former address)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	BV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.  Regulation FD Disclosure.

On May 16, 2019, BrightView Holdings, Inc. issued a press release (attached hereto as Exhibit 99.1) announcing that members of its management team will present and/or hold one-on-one meetings at three investor conferences: (i) the Baird Global Consumer, Technology & Services Conference, which will take place in New York City from June 4 through June 6, 2019; (ii) the William Blair 39th Annual Growth Stock Conference, which will take place in Chicago from June 5 through June 6, 2019 and (iii) the Stifel 2019 Cross Sector Insight Conference, which will take place in Boston from June 10 to June 12, 2019. Such presentations and meetings may include a discussion of the Company’s business, financial performance and forward-looking information.

The Company’s presentation at the Baird Conference is scheduled to begin at 10:50 a.m. EDT on June 4 and investors can view the slides and listen to the presentation via webcast at:

http://wsw.com/webcast/baird55/bv/

The Company’s presentation at the William Blair Conference is scheduled to begin at 2:00 p.m. CDT (3:00 p.m. EDT) on June 6 and investors can view the slides and listen to the presentation via webcast at:

http://wsw.com/webcast/blair55/bv/

The archived webcast of the presentations made at the Baird Conference and William Blair Conference will be available for one year following the conference directly through the Company’s website, https://investor.brightview.com

The Company will hold one-on-one meetings with investors at the Stifel Conference on June 11, 2019.

This information is furnished pursuant to Item 7.01 of Form 8-K. The information in this Item 7.01 and in Exhibit 99.1 hereto shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended. The furnishing of the information in Item 7.01 is not intended to, and does not constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material information that is not otherwise publicly available.

Item 9.01.   Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release issued by BrightView Holdings, Inc. on May 16, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BrightView Holdings, Inc.

Date: May 16, 2019	By:	/s/ Jonathan M. Gottsegen
	Name:	Jonathan M. Gottsegen
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary